UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22475

Excelsior Private Markets Fund II (TI), LLC

(Exact name of registrant as specified in charter)

100 Federal Street

Boston, MA 02110

 (Address of principal executive offices) (Zip code)

James D. Bowden

 Merrill Lynch Alternative Investments LLC

100 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-637-2587

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

Excelsior Private Markets Fund II (TI), LLC

Financial Statements

For the year ended March 31, 2015

Excelsior Private Markets Fund II (TI), LLC
Statement of Assets, Liabilities and Members’ Equity – Net Assets
As of March 31, 2015

Assets

Investment in the Company, at fair value	$34,570,062
Cash and cash equivalents	6,953
Other assets	5,029

Total Assets	$34,582,044

Liabilities

Management fee payable	$72,563
Administration service fee payable	9,750
Audit fee payable	7,588
Legal fees payable	2,527
Custody fees payable	761
Other payables	4,765

Total Liabilities	97,954

Members’ Equity - Net Assets	$34,484,090

Members’ Equity - Net Assets consists of:
Members’ capital paid-in	$31,328,687
Members’ capital distributed	(6,024,748)
Accumulated net investment loss	(3,455,905)
Accumulated realized gain on investment in the Company	4,969,085
Accumulated net unrealized appreciation on investment in the Company	7,666,971

Total Members’ Equity - Net Assets	$34,484,090

Units of Membership Interests outstanding (unlimited units authorized)	36,643.50
Net Asset Value Per Unit	$941.07

The accompanying notes and attached financial statements of Excelsior Private Markets Fund II (Master), LLC are an integral part of these financial statements.

1

Excelsior Private Markets Fund II (TI), LLC
Statement of Operations
For the year ended March 31, 2015

Net Investment Loss Allocated from the Company:

Interest income	$96
Expenses	(772,465)

Total Net Investment Loss Allocated from the Company	(772,369)

Fund Income:

Interest income	19

Fund Expenses:

Management fee	299,482
Administration service fees	19,500
Custody fees	9,185
Audit fees	7,763
Legal fees	6,913
Other fees	20,480

Total Fund Expenses	363,323

Net Investment Loss	(1,135,673)

Net Realized and Change in Unrealized Gain on Investment in the Company (Note 2)

Net realized gain on investment in the Company	2,499,337
Net change in unrealized appreciation on investment in the Company	2,030,557

Net Realized and Change in Unrealized Gain on Investment in the Company	4,529,894

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$3,394,221

The accompanying notes and attached financial statements of Excelsior Private Markets Fund II (Master), LLC are an integral part of these financial statements.

2

Excelsior Private Markets Fund II (TI), LLC
Statement of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2014

	Members’ Capital	Investment Adviser (Note 3)	Total
Members’ committed capital	$59,645,000	$602,475	$60,247,475

Members’ capital at April 1, 2013	$18,256,856	$184,413	$18,441,269
Capital contributions	4,175,150	42,173	4,217,323
Net investment loss	(1,155,046)	(11,667)	(1,166,713)
Net realized gain on investment in the Company	1,317,269	13,306	1,330,575
Net change in unrealized appreciation on investment in the Company	3,413,141	34,476	3,447,617
Members’ capital at March 31, 2014	$26,007,370	$262,701	$26,270,071

For the year ended March 31, 2015

	Members’ Capital	Investment Adviser (Note 3)	Total
Members’ committed capital	$59,645,000	$602,475	$60,247,475

Members’ capital at April 1, 2014	$26,007,370	$262,701	$26,270,071
Capital contributions	4,771,600	48,198	4,819,798
Net investment loss	(1,124,316)	(11,357)	(1,135,673)
Net realized gain on investment in the Company	2,474,344	24,993	2,499,337
Net change in unrealized appreciation on investment in the Company	2,010,251	20,306	2,030,557
Net change in incentive carried interest	(126,370)	126,370	-
Members’ capital at March 31, 2015	$34,012,879	$471,211	$34,484,090

The accompanying notes and attached financial statements of Excelsior Private Markets Fund II (Master), LLC are an integral part of these financial statements.

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Excelsior Private Markets Fund II (TI), LLC
Statement of Cash Flows
For the year ended March 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Members’ Equity – Net Assets resulting from operations	$3,394,221
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash used in operating activities:
Contributions to the Company	(4,639,055)
Change in fair value of investment in the Company	(3,757,525)
Changes in assets and liabilities related to operations
(Increase) decrease in other assets	172
Increase (decrease) in management fee payable	(1,715)
Increase (decrease) in administration fee payable	4,875
Increase (decrease) in audit fee payable	376
Increase (decrease) in legal fees payable	970
Increase (decrease) in custody fees payable	(30)
Increase (decrease) in other payables	(333)

Net cash provided by (used in) operating activities	(4,998,044)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	4,819,798

Net cash provided by (used in) financing activities	4,819,798

Net change in cash and cash equivalents	(178,246)
Cash and cash equivalents at beginning of year	185,199

Cash and cash equivalents at end of year	$6,953

The accompanying notes and attached financial statements of Excelsior Private Markets Fund II (Master), LLC are an integral part of these financial statements.

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Excelsior Private Markets Fund II (TI), LLC
Financial Highlights

	For the year ended March 31, 2015	For the year ended March 31, 2014	For the year ended March 31, 2013	Period from the Commencement of Operations (August 10, 2011) through March 31, 2012
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF PERIOD (2)	$844.73	$715.98	$966.62	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(32.29)	(40.70)	(15.51)	(135.15)
Net realized and change in unrealized gain on investment in the Company	128.63	169.45	67.56	101.77
Net increase/(decrease) in net assets resulting from operations	96.34	128.75	52.05	(33.38)

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	-	-	(302.69)	-
NET ASSET VALUE, END OF PERIOD	$941.07	$844.73	$715.98	$966.62
TOTAL NET ASSET VALUE RETURN (1), (3), (4)	11.40%	17.98%	4.55%	7.96%

RATIOS AND SUPPLEMENTAL DATA:
Members’ Equity - Net Assets, end of period in thousands (000's)	$34,484	$26,270	$18,441	$17,188
Ratios to average Members’ Equity - Net Assets: (5)
Expenses excluding incentive carried interest	3.70%	5.29%	4.00%	6.48%
Net change in incentive carried interest	0.42%	-	-	-
Expenses including incentive carried interest	4.12%	5.29%	4.00%	6.48%
Net investment loss excluding incentive carried interest	(3.70)%	(5.29)%	(4.00)%	(6.48)%

INTERNAL RATES OF RETURN:
Internal Rate of Return before incentive carried interest, including expenses (6)	12.97%	13.79%	10.50%	26.87%
Internal Rate of Return after incentive carried interest, including expenses (6)	12.81%	13.79%	10.50%	26.87%

(1)	Selected data for a unit of Membership Interest outstanding throughout each period.
(2)	The net asset value for the period ended March 31, 2012, represents the initial contribution per unit of $1,000. The initial net asset value per unit of $1,000 was adjusted for the subsequent contributions made at a per unit value of $891.67, $720.58, $761.92, $799.62, $823.74, $844.73, $871.19, and $891.07.

(3)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the TI Fund during the period and assumes distributions, if any, were reinvested. The TI Fund’s units are not traded in any market; therefore, the market value total investment return is not calculated.
(4)	Total investment returns is calculated for the TI Fund taken as a whole. Total investment return is calculated using a commitment-weighted rate of return methodology based on the timing of closings during the year ended March 31, 2013 and the period from the commencement of operations (August 10, 2011) through March 31, 2012 as it more appropriately reflects the return of the TI Fund taken as a whole. As a result, an individual Member’s return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios include expenses allocated from the Company.
(6)	The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets before and after incentive carried interest at the end of the period (residual value) as of each measurement date, excluding the cash flows and net assets of the Investment Adviser. For the period ended March 31, 2012, the internal rate of return is based on a very limited operating period and, as such, may not be meaningful.

The accompanying notes and attached financial statements of Excelsior Private Markets Fund II (Master), LLC are an integral part of these financial statements.

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Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
For the year ended March 31, 2015

1. Organization

Excelsior Private Markets Fund II (TI), LLC (the “TI Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The TI Fund was organized as a Delaware limited liability company on September 8, 2010. The TI Fund commenced operations on August 10, 2011. The duration of the TI Fund is ten years from the final subscription closing date (the “Final Closing”), which occurred on July 1, 2012, subject to two two-year extensions which may be approved by the Board of Managers of the TI Fund (the “Board” or the “Board of Managers”). Thereafter, the term of the TI Fund may be extended by majority interest of its Members as defined in the TI Fund’s limited liability company agreement (the “LLC Agreement”).

The TI Fund’s investment objective is to provide attractive long-term returns. The TI Fund pursues its investment objective by investing substantially all of its assets in Excelsior Private Markets Fund II (Master), LLC (the “Company”). The Company seeks to achieve its objective primarily by investing in private equity funds and other collective investment vehicles or accounts (the “Portfolio Funds”). Neither the Company, the TI Fund, nor the Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company or the TI Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

The financial statements of the Company, including the Company’s Schedule of Investments, are attached to this report and should be read in conjunction with the TI Fund’s financial statements. The percentage of the Company’s members’ contributed capital owned by the TI Fund at March 31, 2015 was approximately 40.18%.

Until December 31, 2013, Bank of America Capital Advisors LLC (“BACA”), an indirect wholly-owned subsidiary of Bank of America Corporation (“Bank of America”) and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), served as investment adviser of the Company and provided management services to the TI Fund. Its principal office was located at 100 Federal Street, Boston, MA 02110. BACA was controlled by Bank of America, a financial holding company which has its principal executive office at 101 North Tryon Street, Charlotte, NC 28255. BACA was responsible for identifying, evaluating, structuring, monitoring and disposing of the Company’s investments.

Effective December 31, 2013, BACA reorganized into its affiliate, Merrill Lynch Alternative Investments LLC (“MLAI” or the “Investment Adviser”) (the “Reorganization”). As the survivor of the Reorganization and the successor of BACA, MLAI assumed all responsibilities for serving as the Investment Adviser of the Company under the terms of the investment advisory agreement between BACA and the Company. The transfer of the Advisory Agreement from BACA to MLAI was approved by the Company’s Board of Managers on November 25, 2013. The personnel of MLAI who provide services to the Company are the same personnel who previously provided such services to the Company on behalf of BACA.

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Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
For the year ended March 31, 2015

The Board has overall responsibility to manage and supervise the operation of the TI Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operation of the TI Fund. The Board exercises the same powers, authority and responsibilities on behalf of the TI Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation. The Board engaged the Investment Adviser to manage the day-to-day operations of the TI Fund.

2. Significant Accounting Policies and Recent Accounting Pronouncements

A. Basis of Accounting

The TI Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the TI Fund in the preparation of its financial statements.

The TI Fund is an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946: Financial services - Investment Company. Accordingly, the TI Fund recognized its investments on the Statement of Assets, Liabilities and Members’ Equity at their estimated fair value, with change in unrealized gains and losses resulting from changes in fair value recognized in the Statement of Operations. The Investment Adviser has evaluated this guidance and has determined that the TI Fund meets the criteria to be classified as an investment company.

B. Valuation of Investments

The TI Fund records its investment in the Company at fair value. The net asset value of the TI Fund is determined by the Investment Adviser as of the last business day of each fiscal quarter after the Company has received reports from the Portfolio Funds related to that quarter and at such other times as deemed appropriate by the valuation committee of the Board on the advice of the Investment Adviser, as valuation agent, in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Investment Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board. The value of the TI Fund’s investment in the Company reflects the TI Fund’s proportionate interest in the total members’ contributed capital of the Company at March 31, 2015. Valuation of the investments held by the Company is discussed in Note 2 of the Company's financial statements, attached to these financial statements.

C. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At March 31, 2015, the TI Fund did not hold any cash equivalents. UMB Bank N.A. serves as the TI Fund's custodian.

7

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
For the year ended March 31, 2015

D. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

E. Investment Gains and Losses

The TI Fund records its share of the Company’s investment income, expenses, and realized and unrealized gains and losses in proportion to the TI Fund’s aggregate commitment to the Company. The Company’s income and expense recognition policies are discussed in Note 2 of the Company’s financial statements, attached to these financial statements.

F. Income Taxes

The TI Fund is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The TI Fund has a tax year end of December 31.

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the TI Fund’s investment in the Company for federal income tax purposes is based on amounts reported to the TI Fund on Schedule K-1 from the Company. Based on the amounts reported to the TI Fund on Schedule K-1 as of December 31, 2013, and after adjustment for purchases and sales between December 31, 2013 and March 31, 2015, the estimated cost of the TI Fund’s investment in the Company at March 31, 2015, for federal income tax purposes aggregated $24,392,127. The net and gross unrealized appreciation for federal income tax purposes on the TI Fund's investment in the Company was estimated to be $10,177,935.

The TI Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the TI Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2012 forward (with limited exceptions). FASB ASC 740-10 “Income Taxes” requires the Investment Adviser to determine whether a tax position of the TI Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in these financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Investment Adviser has reviewed the TI Fund’s tax positions for the open tax year and has concluded that no provision for taxes is required in the TI Fund’s financial statements for the year ended March 31, 2015. The TI Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2015, the TI Fund did not incur any interest or penalties.

8

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
For the year ended March 31, 2015

G. Contribution Policy

Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2015 and 2014, the TI Fund issued 5,544.89 and 5,341.89 units.

H. Distribution Policy

Distributions will be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement. Distributions from the TI Fund are made in the following priority:

(a) First, to Members of the TI Fund (including the Investment Adviser) until they have received a 125% return of all drawn commitments; and

(b) Then, a 95% - 5% split between the Members (including the Investment Adviser) and the Investment Adviser, respectively. The Investment Adviser was not eligible to collect any of the Incentive Carried Interest (as defined below) that it may have earned until after the fourth anniversary of the Final Closing.

I. Restrictions on Transfers

Interests of the TI Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board, which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

J. Fund Expenses

The TI Fund bears its own expenses and, indirectly bears a pro rata portion of the Company’s expenses incurred in the course of business, not otherwise borne by the Investment Adviser, including, but not limited to, all Advisory Fees and incentive carried interest payable to the Investment Adviser; accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses; custody and escrow fees and expenses; the costs of any errors and omissions/directors and officers liability insurance policy and a fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Company’s transactions among the Investment Adviser and any custodian or other agent engaged by the Company; expenses (including financing, due diligence, travel and other costs) related to the holding, monitoring, follow-on investments and disposition of the Portfolio Funds; interest expenses; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. The TI Fund will also indirectly bear through its investment in the Company, the management fees of the Portfolio Funds, as well as carried interest allocations in such Portfolio Funds; the expenses of the Portfolio Funds, including without limitation, investment-related expenses, non-investment related interest expense, administrative expenses and fees and disbursements of attorneys and accountants engaged on behalf of the Portfolio Funds and other ordinary and extraordinary expenses. These expenses, including incentive fees and allocations, allocated to the Company attributable to its investments in the Portfolio Funds are not broken out separately on the accompanying Statement of Operations of the TI Fund, and are not included in the expense ratios shown in the accompanying Financial Highlights of the TI Fund.  The income and expenses of the Portfolio Funds are, however, included in realized and unrealized gains and losses on investments on the accompanying Statement of Operations.

9

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
For the year ended March 31, 2015

K. Incentive Carried Interest

Incentive carried interest (the “Incentive Carried Interest”) is not earned by the Investment Adviser until 125% of all drawn capital commitments are returned to the Members (including the Investment Adviser). After a 125% return of all drawn commitments has been made, all future distributions will be split 95% to Members (including the Investment Adviser) pro rata in accordance with their respective capital contributions and 5% to the Investment Adviser. The Investment Adviser is not eligible to collect any of the Incentive Carried Interest that it may have earned until after July 1, 2016, the fourth anniversary of the Final Closing (the anticipated timeframe in which all, or substantially all, of the commitments that the TI Fund intends to invest will have been drawn). Incentive Carried Interest is accrued based on the net asset value of the TI Fund at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Statement of Changes in Members’ Equity – Net Assets discloses the amount payable and paid to the Investment Adviser in the period in which it occurs. At March 31, 2015 and 2014, the accrued and unpaid Incentive Carried Interest was $126,370 and $0.

3. Advisory Fee, Management Fee, Administration Fee and Related Party Transactions

The Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Investment Adviser provides certain management and administrative services to the TI Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration of the advisory and other services provided by the Investment Adviser, the Company pays the Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears at the annual rate of 1.0% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the total capital commitments (the “Underlying Commitments”) entered into by the Company with respect to investments in the Portfolio Funds; and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the net asset value of the Company. For the year ended March 31, 2015, the Company incurred Advisory Fees totaling $1,490,725, of which $598,973 was allocated to the TI Fund.

10

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
For the year ended March 31, 2015

In consideration for the services provided under the Management Agreement, the TI Fund pays the Investment Adviser a management fee (the “Management Fee”) quarterly in arrears at the annual rate of 0.50% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the Underlying Commitments attributable to the TI Fund (based on the TI Fund’s commitments to the Company relative to those of the Feeder Funds invested in the Company) and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the net asset value of the Company. For the year ended March 31, 2015, the TI Fund incurred Management Fees totaling $299,482.

The Investment Adviser has voluntarily reduced its Advisory Fee and/or Management Fee to the extent necessary to ensure that the combined Advisory Fee and Management Fee paid does not exceed the amount that would have been paid using the annual rate of 1.5% of total commitments from Members, measured over the life of the TI Fund. Any such fee reduction will not, however, impact the Investment Adviser’s right to receive Incentive Carried Interest, if any.

Certain general and administrative expenses, such as occupancy and personnel costs, are borne by Bank of America or other affiliates and are not reflected in these financial statements.

Pursuant to an Administrative and Accounting Services Agreement, the TI Fund retains UMB Fund Services, Inc. (the “Administrator”), formerly known as J.D. Clark & Company, a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation, and investor services to the TI Fund. In consideration for these services, the TI Fund pays the Administrator a fixed fee of $4,875 per calendar quarter. For the year ended March 31, 2015, the TI Fund incurred administration fees totaling $19,500.

The Board consists of five managers, each of whom is not an “interested person” of the TI Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). The Independent Managers are each paid an annual retainer of $40,000. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services. For the year ended March 31, 2015, the Company incurred $200,000 in Independent Managers’ fees, of which $80,358 was allocated to the TI Fund.

An “affiliated person” (as defined in the Investment Company Act) of another person means (i) any person directly or indirectly owning, controlling, or holding with power to vote, 5 percent or more of the outstanding voting securities of such other person; (ii) any person 5 percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (iii) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (iv) any officer, director, partner, copartner, or employee of such other person; (v) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (vi) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As of March 31, 2015, two Members had ownership of approximately 41.50% and 5.31% of the TI Fund’s total commitments and are deemed “affiliated members” (the “Affiliated Members”). The affiliation between the Affiliated Members and the TI Fund is based solely on the commitments made and percentage ownership.

11

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
For the year ended March 31, 2015

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Company invests and with companies in which the Portfolio Funds invest.

4. Capital Commitments from Members

At March 31, 2015 and 2014, capital commitments from Members totaled $60,247,475. Capital contributions received by the TI Fund with regard to satisfying Member commitments totaled $31,328,687 and 26,508,889, which represents approximately 52% and 44% of committed capital at March 31, 2015 and 2014, respectively. As of March 31, 2015, the TI Fund had distributed $6,024,748, of which $4,819,798 is recallable.

5. Allocations of Capital and Net Profits or Net Losses to Members

The net profits or net losses of the TI Fund are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that it would follow the distributions outlined in Note 2.H.

6. Indemnifications

In the normal course of business, the TI Fund enters into contracts that provide general indemnifications. The TI Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the TI Fund, and therefore cannot be determined; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

7. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner, if at all.

12

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
For the year ended March 31, 2015

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

Further, a significant portion of the Portfolio Fund assets may become investments in publicly traded securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds. These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. As a result, the TI Fund, through its investment in the Company, may be subject indirectly to such risks through its investment in the Portfolio Funds. However, due to the nature of the Company’s investments in Portfolio Funds, such risks are limited to the Company’s capital balance in each such Portfolio Fund.

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the TI Fund, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

8. Subsequent Events

The TI Fund has evaluated all events subsequent to the balance sheet date of March 31, 2015, through the date these financial statements were available to be issued and has noted the following:

On April 3, 2015, the TI Fund called 2% of Members’ commitments.

On May 15, 2015, the TI Fund called 2% of Members’ commitments.

13

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of Excelsior Private Markets Fund II (TI), LLC:

In our opinion, the accompanying statement of assets, liabilities, and members’ equity – net assets, and the related statements of operations and of changes in members’ equity - net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Private Markets Fund II (TI), LLC (the "TI Fund") at March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its members’ equity - net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the TI Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

May 29, 2015

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110

T: (617) 530 5000, F:(617) 530 5001, www.pwc.com/us

14

Excelsior Private Markets Fund II (TI), LLC
Additional Information (Unaudited)
March 31, 2015

Proxy Voting and Form N-Q

A description of the TI Fund’s policies and procedures used to determine how to vote proxies relating to the TI Fund’s portfolio securities, as well as information regarding proxy votes cast by the TI Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the TI Fund toll-free at 866-637-2587 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The TI Fund did not receive any proxy solicitations during the year ended March 31, 2015.

The TI Fund files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The TI Fund’s Forms N-Q (i) are available at http://www.sec.gov; and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) may be obtained at no charge by calling the TI Fund toll-free at 866-637-2587.

15

Excelsior Private Markets Fund II (TI), LLC
Board of Managers of the TI Fund (Unaudited)
March 31, 2015

Information pertaining to the Board of Managers of the TI Fund is set forth below:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*

Independent Managers

Alan Brott c/o Excelsior Private Markets Fund II (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1942)	Manager	Term Indefinite; Length- since August 2009	Consultant (since 10/91); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC, and a director of Stone Harbor Investment Funds (5 funds) Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.	7

John C. Hover II c/o Excelsior Private Markets Fund II (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1943)	Manager	Term Indefinite; Length- since August 2009	Former Executive Vice President of U.S. Trust Company (retired since 2000). Mr. Hover serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC, and Excelsior Venture Partners III, LLC, and a director of Tweedy, Browne Fund, Inc.	8

Victor F. Imbimbo, Jr. c/o Excelsior Private Markets Fund II (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1952)	Manager	Term Indefinite; Length- since October 2000	President and CEO of Caring Today, LLC, the publisher of Caring Today Magazine, the leading information resource within the family caregivers market; Former Executive Vice President of TBWA\New York and Former President for North America with TBWA/WorldHealth, a division of TBWA Worldwide, where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC, and Excelsior Venture Partners III, LLC, and a director of Vertical Branding, Inc.	8

16

Excelsior Private Markets Fund II (TI), LLC
Board of Managers of the TI Fund (Unaudited)
March 31, 2015

Information pertaining to the Board of Managers of the TI Fund is set forth below:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*

Independent Managers

Stephen V. Murphy c/o Excelsior Private Markets Fund II (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1945)	Manager	Term Indefinite; Length- since October 2000	President of S.V. Murphy & Co, Inc., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC and Excelsior Venture Partners III, LLC, and a director of The First of Long Island Corporation, The First National Bank of Long Island and former director of Bowne & Co., Inc. (1/06 to 11/10).	8

Thomas G. Yellin c/o Excelsior Private Markets Fund II (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1954)	Manager	Term Indefinite; Length- since August 2009	President of The Documentary Group (since 6/06); Former President of PJ Productions (from 8/02 to 6/06); Former Executive Producer of ABC News (from 8/89 to 12/02). Mr. Yellin serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC.	7

* The “Fund Complex” consists of Excelsior Venture Partners III, LLC, UST Global Private Markets Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC.

17

Excelsior Private Markets Fund II (TI), LLC

Officers of the TI Fund (Unaudited)

March 31, 2015

Information pertaining to the officers of the TI Fund is set forth below:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager

Officers who are not Managers

James D. Bowden Merrill Lynch Alternative Investments LLC 225 Franklin Street Boston, MA 02110 (Born 1953)	Chief Executive Officer and President	Term — Indefinite; Length — since inception	Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC(12/13 to present); Executive Vice President, Bank of America Capital Advisors LLC (1998 to 12/13).	N/A

Steven L. Suss Merrill Lynch Alternative Investments LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term — Indefinite; Length — since inception	Managing Director, Bank of America (7/07 to present); Manager and Vice President, Merrill Lynch Alternative Investments LLC (05/12 to present); Senior Vice President, Bank of America Capital Advisors LLC (7/07 – 12/13); Director, Chief Financial Officer and Treasurer (10/07 to 3/10), and Senior Vice President (6/07 to 3/10) of U.S. Trust Hedge Fund Management, Inc.	N/A

Mathew J. Ahern Merrill Lynch Alternative Investments LLC 225 Franklin Street Boston, MA 02110 (Born 1967)	Senior Vice President	Term — Indefinite; Length — since inception	Senior Vice President and Director, Bank of America; Vice President, Merrill Lynch Alternative Investments LLC (12/13 to present); Senior Vice President, Bank of America Capital Advisors LLC (12/02 to 12/13).	N/A

Marina Belaya 758 State Route 15 South Lake Hopatcong, NJ 07849 (Born 1967)	Secretary	Term — Indefinite; Length — since inception	Assistant General Counsel, Bank of America (7/07 to present).	N/A

Brian Woldow Merrill Lynch Alternative Investments LLC 250 Vesey Street, 11th Floor New York, NY 10080 (Born 1976)	Chief Compliance Officer	Term — Indefinite; Length — since July 2014	Managing Director (2/14 to present) and Director (7/11 to 1/14) and GWIM Compliance Executive, Bank of America; Assistant General Counsel, Bank of America (11/05 to 7/11); Associate, O'Melveny & Myers, LLP (3/04 to 11/05); Attorney, NASD, Inc. (n/k/a FINRA) (10/01 to 3/04).	N/A

All officers of the TI Fund are employees and/or officers of the Investment Adviser. Officers of the TI Fund are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

18

Excelsior Private Markets Fund II (master), LLC

Financial Statements

For the year ended March 31, 2015

Excelsior Private Markets Fund II (Master), LLC

Year ended March 31, 2015

Excelsior Private Markets Fund II (Master), LLC

Statement of Assets, Liabilities and Members’ Equity – Net Assets

As of March 31, 2015

Assets

Investments, at fair value (cost of $66,683,520)	$85,765,525
Cash and cash equivalents	1,260,675
Other assets	20

Total Assets	$87,026,220

Liabilities

Deferred contingent fee payable	$599,578
Advisory fee payable	361,194
Audit fee payable	72,100
Administration service fees payable	39,883
Legal fees payable	8,494
Custody fees payable	1,529
Other payables	379

Total Liabilities	1,083,157

Members’ Equity - Net Assets	$85,943,063

Members’ Equity - Net Assets consists of:
Members’ capital paid-in	$60,428,829
Members’ capital distributed	(96,943)
Accumulated net investment loss	(5,838,182)
Accumulated net realized gain on investments	12,367,354
Accumulated net unrealized appreciation on investments	19,082,005

Total Members’ Equity - Net Assets	$85,943,063

Units of Membership Interests outstanding (unlimited units authorized)	52,711.05
Net Asset Value Per Unit	$1,630.46

The accompanying notes are an integral part of these financial statements.

1

Excelsior Private Markets Fund II (Master), LLC

Schedule of Investments

As of March 31, 2015

Portfolio Funds (A),(B),(D),(E)	Acquisition Type	Acquisition Dates (C)	Geographic Region (F)	Fair Value

Buyout/Growth (55.66%)
Advent International GPE VII-B, L.P.	Primary	8/2012 - 12/2014	North America	$6,514,072
Apax US VII, L.P.	Secondary	12/2011 - 11/2013	North America	6,392,590
Apax VIII - B, L.P.	Primary	6/2013 - 2/2015	Europe	1,480,984
BC European Capital IX	Primary	3/2012 - 3/2015	Europe	1,567,767
CVC European Equity Partners II, L.P.	Secondary	3/2012	Europe	22,781
Doughty Hanson & Co III	Secondary	2/2012	Europe	423,064
FTV IV, L.P.	Primary	12/2012 - 3/2015	North America	3,856,863
Green Equity Investors VI, L.P.	Primary	11/2012 - 1/2015	North America	4,996,603
Grey Mountain Partners Fund III, L.P.	Primary	7/2013 - 12/2014	North America	2,355,359
HgCapital 7 C, L.P.	Primary	12/2013 - 3/2015	Europe	1,820,039
Industri Kapital 1997 Limited Partnership III	Secondary	2/2012 - 6/2012	Europe	19,496
Permira Europe I	Secondary	3/2012	Europe	57,278
Platinum Equity Capital Partners III, L.P.	Secondary	10/2013 - 3/2015	North America	2,665,598
Silver Lake Kraftwerk Fund, L.P.	Primary	12/2012 - 1/2015	North America	794,884
SPC Partners V, L.P.	Primary	7/2012 - 9/2014	North America	2,733,549
Thomas H. Lee Equity Fund VI, L.P.	Secondary	4/2012 - 2/2015	North America	6,344,078
Vision Capital Partners IV, L.P.	Secondary	2/2012	Europe	2,028,658
Vision Capital Partners VII L.P.	Secondary	7/2012 - 6/2014	Europe	3,763,105
				47,836,768
Special Situations (16.72%)
ArcLight Energy Partners Fund V, L.P.	Primary	12/2011 - 3/2015	North America	3,030,324
Australasian Media & Communications Fund No. 2-A	Secondary	7/2012	Oceania	1,731
Australasian Media & Communications Fund No. 2-B	Secondary	7/2012	Oceania	1,731
Lone Star Real Estate Fund III (U.S.), L.P.	Primary	5/2014 - 3/2015	North America	3,532,273
Ridgewood Energy Oil & Gas Fund II, L.P.	Primary	5/2013 - 3/2015	North America	2,783,987
Royalty Opportunities S.àr.l.	Primary	8/2011 - 1/2015	Europe	4,658,504
Technology Venture Partners No. 3 Fund	Secondary	7/2012 - 2/2013	Oceania	361,333
				14,369,883
Venture Capital (27.41%)
Abingworth Bioventures II SICAV	Secondary	3/2012	Europe	3,823
Battery Ventures X Side Fund, L.P.	Primary	7/2013 - 1/2015	North America	974,550
Battery Ventures X, L.P.	Primary	6/2013 - 12/2014	North America	1,325,975
Boulder Ventures III, L.P.	Secondary	3/2012	North America	6,522
Columbia Capital Equity Partners II (Cayman), L.P.	Secondary	2/2012 - 12/2013	North America	116
DFJ Growth 2013, L.P.	Primary	7/2013 - 3/2015	North America	3,942,619
Francisco Partners, L.P.	Secondary	4/2012	North America	1,249,329
Intersouth Partners V, L.P.	Secondary	3/2012	North America	198,928
InterWest Partners IX, L.P.	Secondary	12/2011 - 11/2013	North America	1,585,865
InterWest Partners VIII, L.P.	Secondary	12/2011	North America	690,165
InterWest Partners X, L.P.	Secondary	12/2011 - 4/2014	North America	1,453,091
JK&B Capital III, L.P.	Secondary	4/2012 - 7/2012	North America	128,261
Lightspeed China Partners I, L.P.	Primary	5/2012 - 3/2015	North America	3,094,980
Lightspeed Venture Partners IX, L.P.	Primary	3/2012 - 3/2015	North America	5,754,463
Polaris Venture Partners III, L.P.	Secondary	3/2012	North America	312,074
Sofinnova Capital III FCPR	Secondary	2/2012	Europe	-
Trinity Ventures XI, L.P.	Primary	4/2013 - 1/2015	North America	2,838,113
Tudor Ventures II, L.P.	Secondary	4/2012 - 12/2013	North America	-
				23,558,874

Total Investments in Portfolio Funds (cost $66,683,520) (99.79%)				85,765,525
Other Assets & Liabilities (Net) (0.21%)				177,538
Members’ Equity - Net Assets (100.00%)				$85,943,063

(A)	Non-income producing securities, which are restricted as to public resale and liquidity.
(B)	Total cost of illiquid and restricted securities at March 31, 2015 aggregated $66,683,520. Total fair value of illiquid and restricted securities at March 31, 2015 was $85,765,525 or 99.79% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	The estimated cost of the Portfolio Funds at March 31, 2015, for federal income tax purposes aggregated $61,171,231. The net unrealized appreciation for federal income tax purposes was estimated to be $24,594,294. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $26,404,062 and $1,809,768, respectively.
(E)	All percentages are calculated as fair value divided by the Company’s Members’ Equity - Net Assets.
(F)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

The accompanying notes are an integral part of these financial statements.

2

Excelsior Private Markets Fund II (Master), LLC

Statement of Operations

Year ended March 31, 2015

Investment Income:

Interest income	$238

Total Investment Income	238

Operating Expenses:

Advisory fee	1,490,725
Independent Managers’ fees	200,000
Legal fees	64,793
Administration service fees	75,074
Audit fees	73,590
Custody fees	16,318
Other fees	2,057

Total Operating Expenses	1,922,557

Net Investment Loss	(1,922,319)

Net Realized and Change in Unrealized Gain on Investments (Note 2)
Net realized gain on investments	6,220,497
Net change in unrealized appreciation on investments	5,053,769

Net Realized and Change in Unrealized Gain on Investments	11,274,266

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$9,351,947

The accompanying notes are an integral part of these financial statements.

3

Excelsior Private Markets Fund II (Master), LLC

Statements of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2014

	Members’ Capital	Investment Adviser (Note 3)	Total
Members’ committed capital	$149,946,465	$1,000	$149,947,465

Members’ capital at April 1, 2013	$43,824,225	$292	$43,824,517
Capital contributions	11,395,931	76	11,396,007
Capital distributions	(96,943)	-	(96,943)
Net investment loss	(1,970,653)	(13)	(1,970,666)
Net realized gain on investments	3,311,592	22	3,311,614
Net change in unrealized appreciation on investments	8,580,575	57	8,580,632
Members’ capital at March 31, 2014	$65,044,727	$434	$65,045,161

For the year ended March 31, 2015

	Members’ Capital	Investment Adviser (Note 3)	Total
Members’ committed capital	$149,946,465	$1,000	$149,947,465

Members’ capital at April 1, 2014	$65,044,727	$434	$65,045,161
Capital contributions	11,545,878	77	11,545,955
Net investment loss	(1,922,307)	(12)	(1,922,319)
Net realized gain on investments	6,220,456	41	6,220,497
Net change in unrealized appreciation on investments	5,053,735	34	5,053,769
Members’ capital at March 31, 2015	$85,942,489	$574	$85,943,063

The accompanying notes are an integral part of these financial statements.

4

Excelsior Private Markets Fund II (Master), LLC

Statement of Cash Flows

Year ended March 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES

Net Change in Members’ Equity – Net Assets resulting from operations	$9,351,947
Contributions to investments in Portfolio Funds	(26,364,385)
Proceeds received from investments	15,961,170
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(6,220,497)
Net change in unrealized appreciation on investments	(5,053,769)
Changes in assets and liabilities related to operations
Increase (decrease) in advisory fee payable	(8,539)
Increase (decrease) in audit fee payable	2,100
Increase (decrease) in administrative service fees payable	23,633
Increase (decrease) in legal fees payable	(25,810)
Increase (decrease) in custody fees payable	72
Increase (decrease) in other payables	(30)

Net cash provided by (used in) operating activities	(12,334,108)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	11,545,955

Net cash provided by (used in) financing activities	11,545,955

Net change in cash and cash equivalents	(788,153)
Cash and cash equivalents at beginning of year	2,048,828

Cash and cash equivalents at end of year	$1,260,675

Noncash activities
Receipt of in-kind distributions of securities from
Portfolio Funds, at fair value on the date of distribution	$917,013

The accompanying notes are an integral part of these financial statements.

5

Excelsior Private Markets Fund II (Master), LLC

Financial Highlights

	For the year ended March 31, 2015	For the year ended March 31, 2014	For the year ended March 31, 2013	Period from the Commencement of Operations (August 10, 2011) through March 31, 2012
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF PERIOD (2)	$1,446.49	$1,203.29	$1,093.89	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(37.87)	(47.97)	(0.09)	(121.14)
Net realized and change in unrealized gain on investments	221.84	293.59	109.49	215.03
Net increase in net assets resulting from operations	183.97	245.62	109.40	93.89

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	-	(2.42)	-	-
NET ASSET VALUE, END OF PERIOD	$1,630.46	$1,446.49	$1,203.29	$1,093.89
TOTAL NET ASSET VALUE RETURN (1), (3), (4)	12.72%	20.44%	12.79%	14.99%

RATIOS AND SUPPLEMENTAL DATA:
Members’ Equity - Net Assets, end of period in thousands (000's)	$85,943	$65,045	$43,825	$19,706
Ratios to average Members’ Equity - Net Assets: (5)
Expenses	2.53%	3.71%	4.49%	7.99%
Net investment loss	(2.53)%	(3.71)%	(4.49)%	(7.99)%
Portfolio Turnover Rate (6)	21.48%	21.40%	17.49%	21.25%

INTERNAL RATES OF RETURN:
Internal Rate of Return, including expenses (7)	16.59%	19.06%	17.60%	59.05%

(1)	Selected data for a unit of Membership Interest outstanding throughout each period.
(2)	The net asset value for the period ended March 31, 2012, represents the initial contribution per unit of $1,000. The initial net asset value per unit of $1,000 was adjusted for the subsequent contributions made at a per unit value of $824.01, $1,037.36, $1,217.95, $1,203.29, $1,286.66, $1,356.02, $1,405.36, $1,446.49, $1,496.55, $1,535.18 and $1,590.52.
(3)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Company during the period and assumes distributions, if any, were reinvested. The Company’s units are not traded in any market; therefore, the market value total investment return is not calculated.
(4)	Total investment return and the ratios to average Members’ Equity - Net Assets is calculated for the Company taken as a whole. Total investment return is calculated using a commitment-weighted rate of return methodology based on the timing of closings during the year ended March 31, 2013 and the period from the commencement of operations (August 10, 2011) through March 31, 2012 as it more appropriately reflects the return of the Company taken as a whole. As a result, an individual Member’s return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios do not reflect the Company’s proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(6)	Proceeds received from investments are included in the portfolio turnover rate.
(7)	The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets at the end of the period (residual value) as of each measurement date, excluding the cash flows and net assets of the Investment Adviser. For the period ended March 31, 2012, the internal rate of return is based on a very limited operating period and, as such, may not be meaningful.

The accompanying notes are an integral part of these financial statements.

6

Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

1. Organization

Excelsior Private Markets Fund II (Master), LLC (the “Company”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company was organized as a Delaware limited liability company on September 8, 2010. The Company commenced operations on August 10, 2011. The duration of the Company is ten years from the final subscription closing date (the “Final Closing”), which occurred on July 1, 2012, subject to two two-year extensions which may be approved by the Board of Managers of the Company (the “Board” or the “Board of Managers”). Thereafter, the term of the Company may be extended by majority interest of its Members as defined in the Company’s limited liability company agreement (the “LLC Agreement”).

The Company’s investment objective is to provide attractive long-term returns. The Company seeks to achieve its objective primarily by investing in private equity funds and other collective investment vehicles or accounts pursuing investment strategies in buyout/growth, venture capital, and special situations (distressed debt, mezzanine, natural resources, opportunistic, real estate, royalties, and other private equity strategies perceived to be attractive by the Investment Adviser) (collectively the "Portfolio Funds"). Neither the Company nor the Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

Excelsior Private Markets Fund II (TI), LLC (the “TI Fund”) and Excelsior Private Markets Fund II (TE), LLC (the “TE Fund”), each a Delaware limited liability company that is registered under the Investment Company Act as a non-diversified, closed-end management investment company, and Excelsior Private Markets Fund II (Offshore), LDC, a Cayman Islands limited duration company (the “Offshore Fund,” and together with the TI Fund and the TE Fund, the “Feeder Funds”), pursue their investment objectives by investing substantially all of their assets in the Company.  The percentage of the Offshore Fund's shareholders’ capital owned by the TE Fund is 100%. The financial position and results of operations of the Offshore Fund have been consolidated within the TE Fund's consolidated financial statements. The Feeder Funds have the same investment objective and substantially the same investment policies as the Company (except that the Feeder Funds pursue their investment objectives by investing in the Company).

Until December 31, 2013, Bank of America Capital Advisors LLC (“BACA”), an indirect wholly-owned subsidiary of Bank of America Corporation (“Bank of America”) and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), served as investment adviser of the Company. Its principal office was located at 100 Federal Street, Boston, MA 02110. BACA was controlled by Bank of America, a financial holding company which has its principal executive office at 101 North Tryon Street, Charlotte, NC 28255. BACA was responsible for identifying, evaluating, structuring, monitoring and disposing of the Company’s investments.

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Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

Effective December 31, 2013, BACA reorganized into its affiliate, Merrill Lynch Alternative Investments LLC (“MLAI” or the “Investment Adviser”) (the “Reorganization”). As the survivor of the Reorganization and the successor of BACA, MLAI assumed all responsibilities for serving as the Investment Adviser of the Company under the terms of the investment advisory agreement between BACA and the Company. The transfer of the Advisory Agreement from BACA to MLAI was approved by the Company’s Board of Managers on November 25, 2013. The personnel of MLAI who provide services to the Company are the same personnel who previously provided such services to the Company on behalf of BACA. The Investment Adviser has made an investment in the Company in exchange for 0.37 units of the Company’s net assets.

The Board has overall responsibility to manage and supervise the operations of the Company. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation. The Board has engaged the Investment Adviser to provide investment advice regarding the selection of the Portfolio Funds and to manage the day-to-day operations of the Company.

The Company operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as members of the Company (“Members”).  As of March 31, 2015, the TI Fund’s and the TE Fund’s ownership of the Company’s Members’ contributed capital was 40.18% and 59.82%, respectively, with the Investment Adviser’s (who is also a Member of the Company) percentage ownership of the Company’s Members’ contributed capital being insignificant.

2. Significant Accounting Policies and Recent Accounting Pronouncements

A. Basis of Accounting

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

The Company is an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946: Financial services - Investment Company. Accordingly, the Company recognized its investments on the Statement of Assets, Liabilities and Member’s Equity – Net Assets at their estimated fair value, with change in unrealized gains and losses resulting from changes in fair value recognized in the Statement of Operations. The Investment Adviser has evaluated this guidance and has determined that the Company meets the criteria to be classified as an investment company.

B. Valuation of Investments

The Company computes its net asset value as of the last business day of each fiscal quarter and at such other times as the Investment Adviser deems appropriate in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

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Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Company.  The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Investment Adviser believes to be reliable.  Generally, the value of each Portfolio Fund will be based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under FASB ASC Topic 820: Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate net asset value per share or equivalent, an investor may determine fair value by using the net asset value reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Investment Adviser generally will value the Company’s investment in the Portfolio Fund on a quarterly basis using the practical expedient as of each quarter end, based on the valuation provided to the Investment Adviser by the Portfolio Fund (or the manager thereof on behalf of the Portfolio Fund) in accordance with the valuation policies of the Portfolio Fund or its manager, as applicable.

Although the Investment Adviser generally will value the Company’s investments in Portfolio Funds using the practical expedient as described above, there may be situations where the Investment Adviser is either unable to utilize the practical expedient, for example because a Portfolio Fund does not report a quarter end value on a timely basis, or where the Investment Adviser determines that the use of the practical expedient is not appropriate as it will not result in a price that represents the current value of the Portfolio Fund’s investment. In such circumstances, the Investment Adviser will initiate a process to determine the fair value of the Company’s interest in such Portfolio Fund independently of the valuation provided by the Portfolio Fund, subject to review by the Board.

In making and reviewing a valuation, the Investment Adviser and the Board, respectively, take into consideration all reasonably available information and other factors deemed pertinent.  Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

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Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Investment Adviser’s perceived risk of that investment.

All of the Company’s investments in the Portfolio Funds have been classified within Level 3, and the Company generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market.” These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

Assumptions used by the Investment Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company’s results of operations and financial condition.

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Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of March 31, 2015.

	Level 1	Level 2	Level 3	Total
Assets:
Buyout/Growth	$-	$-	$47,836,768	$47,836,768
Special Situations	-	-	14,369,883	14,369,883
Venture Capital	-	-	23,558,874	23,558,874
Totals	$-	$-	$85,765,525	$85,765,525

Valuation Process for Level 3 Fair Value Measurements

The Company generally uses the net asset value reported by a Portfolio Fund as its valuation of such Portfolio Fund; however, adjustments to the reported valuation may be made in certain circumstances where such use is not applicable or inappropriate. In making a valuation determination, the Investment Adviser considers various factors, including, but not limited to, the Portfolio Fund’s valuation policies and practices, the Portfolio Fund’s investment portfolio or other assets and liabilities, the pricing of new rounds of financing by the underlying investments in the Portfolio Fund, any relevant operational or non-investment issues that may affect the Portfolio Fund, and the valuation of the same investments held by other Portfolio Funds. The valuation process for investments categorized in Level 3 of the fair value hierarchy is completed on a quarterly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The Investment Adviser has responsibility for the valuation process and the fair value of investments reported in the financial statements. The Investment Adviser performs initial and ongoing investment monitoring and valuation assessments. The Investment Adviser’s due diligence process includes evaluating the operations and valuation procedures of the managers of the Portfolio Funds and the transparency of those processes through background and reference checks, attendance at investor meetings and periodic site visits. In determining the fair value of investments, the Investment Adviser reviews periodic investor reports and interim and annual audited financial statements received from the Portfolio Funds, reviews material quarter over quarter changes in valuation and assesses the impact of macro market factors on the performance of the Portfolio Funds. The Board reviews investment transactions and monitors performance of the managers of the Portfolio Funds. The fair value recommendations of the Investment Adviser are reviewed and ratified by the Board on a quarterly basis.

Significant Unobservable Inputs

As of March 31, 2015, the Company had investments in Portfolio Funds valued at $85,765,525. The fair value of investments valued at $84,197,758 in the Company’s Schedule of Investments has been valued at the unadjusted net asset value reported by the managers of the Portfolio Funds. The fair value of the investment valued at $1,567,767 in the Company’s Schedule of Investments has been valued at the net asset value reported by the managers of the Portfolio Funds, adjusted as necessary to account for differences in the basis of accounting utilized by the Portfolio Funds and GAAP.

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Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

The following table includes a rollforward of the amounts as of March 31, 2015 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

	Buyout/Growth	Special Situations	Venture Capital	Total
Balance as of April 1, 2014	$41,489,988	$8,706,986	$13,935,725	$64,132,699
Net change in unrealized appreciation
on investments	186,662	377,415	4,489,692	5,053,769
Net realized gain on investments	5,149,835	894,555	176,107	6,220,497
Contributions	12,475,192	7,355,769	6,488,769	26,319,730
Proceeds	(11,464,909)	(2,964,842)	(1,531,419)	(15,961,170)
Balance as of March 31, 2015	$47,836,768	$14,369,883	$23,558,874	$85,765,525

The net change in unrealized appreciation relating to Level 3 investments still held as of March 31, 2015 is $5,053,769.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2015.

All net realized and change in unrealized gains (losses) in the table above is reflected in the accompanying Statement of Operations under Net Realized and Change in Unrealized Gain on Investments.

Most investments in the Portfolio Funds are closed-end investment vehicles, which provide no liquidity or redemption option and are not readily marketable. Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Company’s Portfolio Funds as of March 31, 2015 is one to nine years, with the possibility of extensions by each of the Portfolio Funds.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At March 31, 2015, the Company did not hold any cash equivalents. UMB Bank N.A. serves as the Company’s custodian.

E. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

12

Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

F. Investment Gains and Losses

The Company records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Company recognizes within the Statement of Operations its share of realized gains or (losses), the Company’s change in net unrealized appreciation/(depreciation) and the Company’s share of net investment loss based upon information received regarding distributions from managers of the Portfolio Funds. The Company may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Company entered into an agreement with a third party seller of underlying Portfolio Funds to purchase their interests in those Portfolio Funds.  Based on the agreement, the third party seller is due to receive a payment if those underlying Portfolio Funds outperform a specific hurdle rate, up to a maximum payment of $599,578.  As of March 31, 2015, the total deferred contingent fee payable was $599,578.

The Portfolio Funds may make in-kind distributions to the Company and, particularly in the event of the dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Company will be to liquidate such investment and distribute proceeds to Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.

G. Income Taxes

The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The Company has a tax year end of December 31.

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Portfolio Funds. As of March 31, 2015, the Company had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Company on Schedule K-1 as of December 31, 2014, and after adjustment for purchases and sales between December 31, 2013 and March 31, 2015, the estimated cost of the Portfolio Funds at March 31, 2015, for federal income tax purposes aggregated $61,171,231. The net unrealized appreciation for federal income tax purposes was estimated to be $24,594,294. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $26,404,062 and $1,809,768, respectively.

13

Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2012 forward (with limited exceptions). FASB ASC 740-10 “Income Taxes” requires the Investment Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Investment Adviser has reviewed the Company’s tax positions for the open tax period and has concluded that no provision for taxes is required in the Company’s financial statements for the year ended March 31, 2015. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2015, the Company did not incur any interest or penalties.

H. Contribution Policy

Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2015 and 2014, the Company issued 7,743.41 and 8,547.12 units, respectively.

I. Distribution Policy

Distributions will be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement.

J. Restrictions on Transfers

Interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board, which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

K. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Company’s Financial Highlights.

14

Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

L. Company Expenses

The Company bears certain expenses not otherwise borne by the Investment Adviser, including, but not limited to, all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Fund managers, all costs and expenses directly related to portfolio transactions and positions for the Company’s account such as direct and indirect expenses associated with the Company’s investments and prospective investments, including all costs and expenses incurred in connection with its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Company; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Advisory Fee payable to the Investment Adviser; fees and travel-related expenses of the Board who are not employees of the Investment Adviser or any affiliate of the Investment Adviser; all costs and charges for equipment or services used in communicating information regarding the Company’s transactions among the Investment Adviser and any custodian or other agent engaged by the Company; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. Expenses, including incentive fees and allocations, of the Portfolio Funds are not broken out separately on the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights of the Company.  The income and expenses of the Portfolio Funds are, however, included in realized and unrealized gains on investments on the accompanying Statement of Operations.

M. Foreign Currency Translation

The Company has foreign investments which require the Company to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although Members’ Equity - Net Assets of the Company is presented at the exchange rates and values prevailing at the end of the period, the Company does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

15

Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

3. Advisory Fee, Administration Fee and Related Party Transactions

The Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Investment Adviser provides certain management and administrative services to the TI Fund and the TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears at the annual rate of 1.0% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the total capital commitments (the “Underlying Commitments”) entered into by the Company with respect to investments in the Portfolio Funds; and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the net asset value of the Company. For the year ended March 31, 2015, the Company incurred Advisory Fees totaling $1,490,725.

The Investment Adviser has voluntarily reduced its Advisory Fee and/or Management Fee to the extent necessary to ensure that the combined Advisory Fee and Management Fee paid does not exceed the amount that would have been paid using the annual rate of 1.5% of total commitments from Members, measured over the life of the Company. Any such fee reduction will not, however, impact the Investment Adviser’s right to receive incentive carried interest, if any.

Certain general and administrative expenses, such as occupancy and personnel costs, are borne by Bank of America or other affiliates and are not reflected in these financial statements.

Pursuant to an Administrative and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), formerly known as J.D. Clark & Company, a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation and investor services to the Company. In consideration for these services, the Company pays the Administrator a variable fee between 0.01% and 0.02%, based on average quarterly net assets, subject to a minimum quarterly fee. For the year ended March 31, 2015, the Company incurred administration fees totaling $75,074.

The Board consists of five managers, each of whom is not an “interested person” of the Company as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). The Independent Managers are each paid an annual retainer of $40,000. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the year ended March 31, 2015, the Company incurred $200,000 in Independent Managers’ fees.

16

Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

4. Capital Commitments from Members

At March 31, 2015 and 2014, capital commitments from Members totaled $149,947,465. Capital contributions received by the Company with regard to satisfying Member commitments totaled $60,428,828 and $48,882,874, respectively, which represents 40.3% and 32.6% of committed capital at March 31, 2015 and 2014, respectively.

5. Allocations of Capital and Net Profits or Net Losses to Members

The net profits or net losses of the Company are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Members’ percentage interests, as defined in the LLC Agreement.

6. Capital Commitments of the Company to Portfolio Funds

As of March 31, 2015, the Company had total capital commitments of $144,459,228 to the Portfolio Funds with remaining unfunded commitments to the Portfolio Funds totaling $64,870,952 as listed below:

Portfolio Funds:	Unfunded Commitment
Buyout/Growth	$42,324,757
Special Situations	9,347,032
Venture Capital	13,199,163
Total	$64,870,952

7. Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Company cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Company has no right to demand repayment of its investment in the Portfolio Funds.

The following Portfolio Funds represent 5% or more of Members’ Equity – Net Assets of the Company. Thus, the Portfolio Funds’ investment objectives are disclosed below.

Advent International GPE VII-B, L.P. represents 7.58% of Members’ Equity – Net Assets of the Company as of March 31, 2015. The objective of Advent International GPE VII-B, L.P. is to provide risk capital for and make investments in, development stage and other small and medium sized businesses primarily in Europe and North America.

17

Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

Apax US VII, L.P. represents 7.44% of Members’ Equity – Net Assets of the Company as of March 31, 2015. The objective of Apax US VII, L.P. is to seek long-term capital growth through the provision of risk capital.

Green Equity Investors VI, L.P. represents 5.81% of Members’ Equity – Net Assets of the Company as of March 31, 2015. The objective of Green Equity Investors VI, L.P. is long-term equity appreciation, principally through equity and equity-related investments in established businesses acquired in management buyouts or other transactions generally on a leveraged basis.

Lightspeed Venture Partners IX, L.P. represents 6.70% of Members’ Equity – Net Assets of the Company as of March 31, 2015. The objective of Lightspeed Venture Partners IX, L.P. is realizing capital appreciation through investments in securities issued primarily in start-ups, early-stage, development and expansion-stage companies engaged, or to be engaged, in business in the technology area.

Royalty Opportunities S.àr.l. represents 5.42% of Members’ Equity – Net Assets of the Company as of March 31, 2015. The objective of Royalty Opportunities S.àr.l. is to invest primarily in cash flow streams of approved products protected by patents.

Thomas H. Lee Equity Fund VI, L.P. represents 7.38% of Members’ Equity – Net Assets of the Company as of March 31, 2015. The objective of Thomas H. Lee Equity Fund VI, L.P. is to make equity investments in friendly management-led acquisitions and recapitalizations.

8. Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be determined; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 6 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

18

Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner, if at all.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

Further, a significant portion of the Portfolio Fund assets may become investments in publicly traded securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds. These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. As a result, the Company may be subject indirectly to such risks through its investment in the Portfolio Funds. However, due to the nature of the Company’s investments in Portfolio Funds, such risks are limited to the Company’s capital balance in each such Portfolio Fund.

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the Company, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

19

Excelsior Private Markets Fund II (Master), LLC

Notes to the Financial Statements

Year ended March 31, 2015

10. Subsequent Events

The Company has evaluated all events subsequent to the balance sheet date of March 31, 2015, through the date these financial statements were available to be issued and has determined that the following subsequent events require disclosure.

On April 7, 2015 the Company called 1.5% of capital commitments.

On May 12, 2015 the Company called 0.5% of capital commitments.

On May 15, 2015 the Company called 1.5% of capital commitments.

20

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of Excelsior Private Markets Fund II (Master), LLC:

In our opinion, the accompanying statement of assets, liabilities, and members’ equity – net assets, including the schedule of investments, and the related statements of operations and of changes in members’ equity - net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Private Markets Fund II (Master), LLC (the "Company") at March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its members’ equity - net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the underlying portfolio funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

May 29, 2015

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110

T: (617) 530 5000, F:(617) 530 5001, www.pwc.com/us

21

Excelsior Private Markets Fund II (Master), LLC

Additional Information (Unaudited)

Year ended March 31, 2015

Proxy Voting and Form N-Q

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company toll-free at 866-637-2587 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended March 31, 2015.

The Company files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The Company’s Forms N-Q (i) are available at http://www.sec.gov; and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) may be obtained at no charge by calling the Company toll-free at 866-637-2587.

22

Excelsior Private Markets Fund II (Master), LLC

Board of Managers of the Company (Unaudited)

Year ended March 31, 2015

Information pertaining to the Board of Managers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*

Independent Managers

Alan Brott c/o Excelsior Private Markets Fund II (Master), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1942)	Manager	Term Indefinite; Length- since August 2009	Consultant (since 10/91); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC, and a director of Stone Harbor Investment Funds (5 funds) Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.	7

John C. Hover II c/o Excelsior Private Markets Fund II (Master), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1943)	Manager	Term Indefinite; Length- since August 2009	Former Executive Vice President of U.S. Trust Company (retired since 2000). Mr. Hover serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC, and Excelsior Venture Partners III, LLC, and a director of Tweedy, Browne Fund, Inc.	8

Victor F. Imbimbo, Jr. c/o Excelsior Private Markets Fund II (Master), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1952)	Manager	Term Indefinite; Length- since October 2000	President and CEO of Caring Today, LLC, the publisher of Caring Today Magazine, the leading information resource within the family caregivers market; Former Executive Vice President of TBWA\New York and Former President for North America with TBWA/WorldHealth, a division of TBWA Worldwide, where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC, and Excelsior Venture Partners III, LLC, and a director of Vertical Branding, Inc.	8

23

Excelsior Private Markets Fund II (Master), LLC

Board of Managers of the Company (Unaudited)

Year ended March 31, 2015

Information pertaining to the Board of Managers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*

Independent Managers

Stephen V. Murphy c/o Excelsior Private Markets Fund II (Master), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1945)	Manager	Term Indefinite; Length- since October 2000	President of S.V. Murphy & Co, Inc., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC and Excelsior Venture Partners III, LLC, and a director of The First of Long Island Corporation, The First National Bank of Long Island and former director of Bowne & Co., Inc. (1/06 to 11/10).	8

Thomas G. Yellin c/o Excelsior Private Markets Fund II (Master), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1954)	Manager	Term Indefinite; Length- since August 2009	President of The Documentary Group (since 6/06); Former President of PJ Productions (from 8/02 to 6/06); Former Executive Producer of ABC News (from 8/89 to 12/02). Mr. Yellin serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC.	7

* The “Fund Complex” consists of Excelsior Venture Partners III, LLC, UST Global Private Markets Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC.

24

Excelsior Private Markets Fund II (Master), LLC

Officers of the Company (Unaudited)

Year ended March 31, 2015

Information pertaining to the officers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager

Officers who are not Managers

James D. Bowden Merrill Lynch Alternative Investments LLC 225 Franklin Street Boston, MA 02110 (Born 1953)	Chief Executive Officer and President	Term — Indefinite; Length — since inception	Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC(12/13 to present); Executive Vice President, Bank of America Capital Advisors LLC (1998 to 12/13).	N/A

Steven L. Suss Merrill Lynch Alternative Investments LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term — Indefinite; Length — since inception	Managing Director, Bank of America (7/07 to present); Manager and Vice President, Merrill Lynch Alternative Investments LLC (05/12 to present); Senior Vice President, Bank of America Capital Advisors LLC (7/07 – 12/13); Director, Chief Financial Officer and Treasurer (10/07 to 3/10), and Senior Vice President (6/07 to 3/10) of U.S. Trust Hedge Fund Management, Inc.	N/A

Mathew J. Ahern Merrill Lynch Alternative Investments LLC 225 Franklin Street Boston, MA 02110 (Born 1967)	Senior Vice President	Term — Indefinite; Length — since inception	Senior Vice President and Director, Bank of America; Vice President, Merrill Lynch Alternative Investments LLC (12/13 to present); Senior Vice President, Bank of America Capital Advisors LLC (12/02 to 12/13).	N/A

Marina Belaya 758 State Route 15 South Lake Hopatcong, NJ 07849 (Born 1967)	Secretary	Term — Indefinite; Length — since inception	Assistant General Counsel, Bank of America (7/07 to present).	N/A

Brian Woldow Merrill Lynch Alternative Investments LLC 250 Vesey Street, 11th Floor New York, NY 10080 (Born 1976)	Chief Compliance Officer	Term — Indefinite; Length — since July 2014	Managing Director (2/14 to present) and Director (7/11 to 1/14) and GWIM Compliance Executive, Bank of America; Assistant General Counsel, Bank of America (11/05 to 7/11); Associate, O'Melveny & Myers, LLP (3/04 to 11/05); Attorney, NASD, Inc. (n/k/a FINRA) (10/01 to 3/04).	N/A

All officers of the Company are employees and/or officers of the Investment Adviser. Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

25

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. For the fiscal year ended March 31, 2015, there were no amendments to a provision of the code of ethics that relates to any element of code of ethics definition, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with this form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Managers of the Registrant has determined that Stephen V. Murphy possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert", and has designated Mr. Murphy as the Audit Committee's financial expert. Mr. Murphy is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2014 and March 31, 2015 were $7,510 and $7,763, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last two fiscal years.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) Not applicable

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2015, were $0 and $0, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2014, were $0 and $0, respectively.

(h) The Registrant's audit committee of the board of directors has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Proxy Voting Policies and Procedures is included as Exhibit 2 to this form.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2015:

Matthew J. Ahern and James D. Bowden (collectively, the “Portfolio Management Team”) are responsible for the day-to-day management of the Registrant’s portfolio, subject to such policies as may be adopted by the Board. All members of the Portfolio Management Team must agree on the investment decision in order for a Portfolio Fund to be added to the Registrant’s portfolio.

Messrs. Ahern and Bowden, whose biographies are listed below, are supported by a team of associates and analysts.

Matthew J. Ahern, Director and Senior Vice President of the Investment Adviser. Mr. Ahern joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Funds group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding the Investment Adviser’s current and prospective underlying funds and direct investments. Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a Financial Analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

James D. Bowden, Managing Director and Senior Vice President of the Investment Adviser. Mr. Bowden has been involved with the private equity industry for the last thirteen years. He joined the Investment Adviser in 1998 to form the group and to manage Bank of America’s private equity fund of funds business. In that capacity he has acted as the primary investment strategist for various private placement offerings and client advisory activities associated with the private equity asset class. He has led private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the business. He is a frequent speaker before private equity industry groups and asset management organizations concerning issues associated with investing in private equity, and is a member of the Advisory Board of Private Equity Center of the American Graduate School of International Management. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. From 1993 to 1998, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. He continued in that capacity after Continental Bank merged with Bank of America, until he joined the Investment Adviser. From 1988 to 1993, Mr. Bowden was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds. His career focused on commercial lending and problem loan workouts prior to joining Coopers & Lybrand, with work at Continental Bank from 1985 to 1988, Citicorp from 1980 to 1985 and American National Bank of Chicago from 1977 to 1980. He received his MBA and BBA degrees from the University of Michigan in 1977 and 1975, respectively. Mr. Bowden is a Certified Public Accountant.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2015:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2015, unless indicated otherwise.

Matthew J. Ahern

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
3	$334,158,534	20	$1,832,596,961	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$186,553,534	13	$1,356,214,461	0	N/A

James D. Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
2	$186,553,534	20	$1,832,596,961	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$186,553,534	13	$1,356,214,461	0	N/A

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2015:

Each member of the Portfolio Management Team is a senior executive from business units within Global Wealth Investment Management. As such, the compensation packages for the members on the Portfolio Management Team are composed of the same components used with all Bank of America senior executives: base salary, annual incentive performance bonus and equity awards. There is no direct link between any member's specific compensation and the Registrant's investment performance.

In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member's experience and ultimate responsibilities within each member's respective business unit. Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

Each Portfolio Management Team member's annual bonus and equity awards are discretionary awards distributed after measuring each member's contributions against quantitative and qualitative goals relative to their individual business responsibilities. Quantitative goals are relative to the individual's business unit, and are not directly related to the performance of the Registrant or any other portfolio relative to any benchmark, or to the size of the Registrant. An example of a quantitative measure is associate turnover ratio. Qualitative measures may include staff management and development, process management (ex: adherence to internal and external policies), business management and strategic business input to the business platform.

There are no pre-set allocations regarding the split between salary and bonus.

(a)(4) As of March 31, 2015, no Portfolio Management Team member owned any Interests in the registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics (see Exhibit 1)

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable

(b)	Not applicable

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Excelsior Private Markets Fund II (TI), LLC

By (Signature and Title)      /s/ James D. Bowden

James D. Bowden, Principal Executive Officer

Date June 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ James D. Bowden

James D. Bowden, Principal Executive Officer

Date June 8, 2015

By (Signature and Title)      /s/ Steven L. Suss

Steven L. Suss, Principal Financial Officer

Date June 8, 2015